UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☒

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under Rule 14a-12

CytoDyn Inc.

(Name of Registrant as Specified in Its Charter)

PAUL A. ROSENBAUM
JEFFREY PAUL BEATY
ARTHUR L. WILMES
THOMAS J. ERRICO, M.D.

BRUCE PATTERSON, M.D.

PETER STAATS, M.D., MBA

MELISSA YEAGER
CCTV PROXY GROUP, LLC

 (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Explanatory Note

The participants named herein (collectively, “the Participants”), have filed a preliminary proxy statement and accompanying WHITE proxy card (the “Preliminary Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) to be used to solicit votes for the election of its slate of director nominees at the 2021 annual meeting of stockholders of CytoDyn Inc., a Delaware corporation (the “Company”).

Subsequent to the Participants filing the Preliminary Proxy Statement with the SEC, the Company filed a complaint in the United States District Court for the District of Delaware: CytoDyn Inc. v. Rosenbaum et al., 1:21-cv-01139-UNA (D. Del.), filed August 6, 2021. The complaint alleges that, among other things, Bruce Patterson, M.D. (“Dr. Patterson”) and Jeffrey Paul Beaty (“Mr. Beaty”) violated provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder by making public statements on social media that constitute solicitations prior to the publication of the Preliminary Proxy Statement, that such statements did not include any required disclaimer language and were not filed with the SEC on the first day of use, and that such statements were false and misleading. The complaint seeks, among other things, a declaration that Dr. Patterson and Mr. Beaty’s social media statements violated the Exchange Act and the rules promulgated thereunder, an order that the Participants publicly correct their material misstatements or omissions relating to Company securities, including by filing with the SEC complete and accurate disclosures required by the Exchange Act, and to preliminarily and permanently enjoin the Participants from publishing any soliciting materials, or soliciting any proxies or voting any proxies given to them, until they file such complete and accurate disclosures and the market has had enough time to absorb the information.

The Participants believe that the entire complaint lacks merit. However, with respect to Dr. Patterson’s and Mr. Beaty’s social media statements, while the Participants believe that such social media statements do not constitute solicitations under the Exchange Act and the rules promulgated thereunder and otherwise comply fully with applicable law, in order to moot certain of the Company’s claims, avoid nuisance and possible expense and delay, and provide additional information to the Company’s stockholders, the Participants have determined to file certain of Dr. Patterson’s and Mr. Beaty’s social media statements below as soliciting material under Rule 14a-12 of the Exchange Act. Nothing in the below disclosure shall be deemed an admission of the legal merit, necessity or materiality under applicable law of any of the disclosure set forth herein or within the Preliminary Proxy Statement. To the contrary, the Participants deny the abovementioned allegations in the complaint that any filings with the SEC were required with respect to Dr. Patterson’s and Mr. Beaty’s social media statements or that such statements were false and misleading.

Social Media Statements

Item 1: On May 25, 2021, Dr. Patterson published the following tweet under the handle @brucep13:

Item 2: On June 4, 2021, Dr. Patterson published the following tweet under the handle @brucep13:

Item 3: On July 3 and 5, 2021, Dr. Patterson published the following tweets under the handle @brucep13:

Item 4: On July 5, 2021, Dr. Patterson published the following tweet under the handle @brucep13:

Item 5: On July 6, 2021, Dr. Patterson published the following tweet under the handle @brucep13:

Item 6: On July 8, 2021, Dr. Patterson published the following tweet under the handle @brucep13:

Item 7: On July 17, 2021, Dr. Patterson published the following tweet under the handle @brucep13:

Item 8: On July 17, 2021, Dr. Patterson published the following tweet under the handle @brucep13:

Item 9: On July 17, 2021, Dr. Patterson published the following tweet under the handle @brucep13:

Item 10: On August 2, 2021, Dr. Patterson published the following tweet under the handle @brucep13:

Item 11: On August 3, 2021, Dr. Patterson published the following tweet under the handle @brucep13:

Item 12: On May 20, 2021, Mr. Beaty, under the username “superchet,” commented twice on a reddit post entitled “Call to Action: We Need a Director on the Board that Represents Shareholders.”

Item 13: On May 20, 2021, Mr. Beaty, under the username “superchet,” commented on a reddit post entitled “What does this mean to our long hauler trial?”

Item 14: On June 28, 2021, Mr. Beaty, under the username “superchet,” commented twice on a reddit post entitled “Patterson’s paper is out: Immune-Based Prediction of COVID-19 Severity and Chronicity Decoded Using Machine Learning.”

Item 15: On July 1, 2021, Mr. Beaty, under the username “superchet,” commented on a reddit post entitled “Here’s the 13D Group Change the BOD letter.” The post also included a link to the Participants’ letter to Company stockholders, which was previously filed as Exhibit 2 to the Schedule 14A filed with the SEC by the Participants on July 1, 2021.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

THE PARTICIPANTS STRONGLY ADVISE ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR, OKAPI PARTNERS LLC, BY CALLING +1 (844) 202-7428.

The participants in the proxy solicitation are anticipated to be Paul A. Rosenbaum (“Mr. Rosenbaum”), Mr. Beaty, Arthur L. Wilmes (“Mr. Wilmes”), Thomas J. Errico, M.D. (“Dr. Errico”), Dr. Patterson, Melissa Yeager (“Ms. Yeager”) and CCTV Proxy Group, LLC. As of the date hereof, Mr. Rosenbaum beneficially owns directly 1,300,000 shares of Common Stock, $0.001 par value per share, of the Company (the “Common Stock”). As of the date hereof, Mr. Beaty directly owns 888,888 shares of Common Stock. As of the date hereof, Mr. Wilmes directly owns 90,000 shares of Common Stock. As of the date hereof, Dr. Errico directly owns 2,508,705 shares of Common Stock. As of the date hereof, Dr. Patterson directly beneficially owns 569,242 shares of Common Stock. As of the date hereof, Dr. Staats directly beneficially owns 700,000 shares of Common Stock. As of the date hereof, Ms. Yeager and CCTV Proxy Group, LLC do not beneficially own any shares of Common Stock.